EXHIBIT 21
                 THE CIT GROUP HOLDINGS, INC. AND SUBSIDIARIES

                         SUBSIDIARIES OF THE REGISTRANT

                               December 31, 1994

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                                                                                      Jurisdiction of
                Name of Subsidiary                                                     Incorporation
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      The CIT Group/Credit Finance, Inc..............................................   Delaware
      The CIT Group/Sales Financing, Inc.............................................   Delaware
      The CIT Group/Consumer Finance, Inc............................................   Delaware
      Equipment Credit Services, Inc.................................................   Delaware
      North American Exchange, Inc...................................................   Delaware
      C.I.T. Corporation (Maine).....................................................   Maine
      C.I.T. Corporation of the South, Inc. .........................................   Delaware
      William Iselin & Company, Inc. (N.Y.)..........................................   New York
      The CIT Group/Commercial Services, Inc. (Del.)*................................   Delaware
          The CIT Group/Capital Transportation, Inc..................................   Delaware
      The CIT Group/Commercial Services, Inc. .......................................   New York
          CIT Foreign Sales Corporation One, Ltd.....................................   Barbados
          CIT FSC Two, Ltd...........................................................   Bermuda
          CIT FSC Three, Ltd.........................................................   Bermuda
          CIT FSC Four, Ltd..........................................................   Bermuda
          CIT FSC Seven, Ltd.........................................................   Bermuda
          CIT FSC Nine, Ltd..........................................................   Bermuda
          CIT FSC Ten, Ltd...........................................................   Bermuda
          The CIT Group/Capital Aircraft, Inc........................................   Delaware
          The CIT Group/Factoring One, Inc...........................................   New York
              CIT FSC Five, Ltd......................................................   Bermuda
          The CIT Group/BCC Inc.*....................................................   Delaware
      The CIT Group, Inc.............................................................   New Jersey
      The CIT Group/Capital Investments, Inc.........................................   New York
      Assurers Exchange, Inc.........................................................   Delaware
      C.I.T. Financial Management, Inc...............................................   New York
      The CIT Group/Capital Equipment Financing, Inc.................................   Delaware
          Banord Limited.............................................................   United Kingdom
          Equipment Acceptance Corporation...........................................   New York
      The CIT Group/Asset Management Inc.............................................   Delaware
      Commercial Investment Trust Corporation........................................   Delaware
      The CIT Group/Business Credit, Inc.............................................   New York
      Meinhard-Commercial Corporation................................................   New York
      650 Management Corp............................................................   New Jersey
      The CIT Group/Equity Investments, Inc..........................................   New Jersey
          The CIT Group/Venture Capital, Inc.........................................   New Jersey
      The CIT Group/Equipment Financing, Inc.........................................   New York
          C.I.T. Realty Corporation..................................................   Delaware
          CIT FSC Eleven, Ltd........................................................   Bermuda
          CIT FSC Twelve, Ltd........................................................   Bermuda
          CIT FSC Fourteen, Ltd......................................................   Bermuda
          CIT FSC Fifteen, Ltd.......................................................   Bermuda
          CIT FSC Sixteen, Ltd.......................................................   Bermuda
          CIT FSC Seventeen, Ltd.....................................................   Bermuda
          CIT FSC Eighteen, Ltd......................................................   Bermuda
          CIT FSC Nineteen, Ltd......................................................   Bermuda
          The CIT Group/El Paso Refinery, Inc........................................   Delaware
          The CIT Group/Industrial Properties, Inc...................................   Delaware
          Bunga Bebaru, Ltd..........................................................   Bermuda
          CIT Leasing (Bermuda), Ltd.................................................   Bermuda
          The CIT Group/Corporate Aviation, Inc......................................   Delaware
          C.I.T. Leasing Corporation.................................................   Delaware
              CIT FSC Six, Ltd.......................................................   Bermuda
              CIT FSC Eight, Ltd.....................................................   Bermuda
      The CIT Group Securitization Corporation.......................................   Delaware
      The CIT Group/Consumer Finance, Inc. (NY)......................................   New York
      C.I.T. Financial International, N. V...........................................   Netherlands Antilles
      C.I.T. Financial Overseas, B. V................................................   Netherlands Antilles
      The CIT Group Securitization Corporation II....................................   Delaware
      The CIT Group/Consumer Finance, Inc. (IL)......................................   Illinois
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* These subsidiaries were merged into The CIT Group/Commercial Services, Inc. as of the close of business on December 31, 1994.
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